Exhibit 10.5

INCREMENTAL FACILITY AMENDMENT

To:                              Credit Suisse, as Administrative Agent under the Credit Agreement referred to below

Dated:             June 9, 2006

Reference is hereby made to the Credit Agreement dated as of July 19, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SAFETY PRODUCTS HOLDINGS, INC., a Delaware corporation, as a Guarantor, SPH ACQUISITION LLC, a Delaware limited liability company (now known as NORCROSS SAFETY PRODUCTS L.L.C., a Delaware limited liability company (the “Parent Borrower”)), NORTH SAFETY PRODUCTS INC., a Delaware corporation, and MORNING PRIDE MANUFACTURING L.L.C., a Delaware limited company (the “U.S. Subsidiary Borrowers”) (the U.S. Subsidiary Borrowers together with the Parent Borrower being collectively referred to as the “U.S. Borrowers”), NORTH SAFETY PRODUCTS LTD., a company organized and existing under the laws of Canada (“the Canadian Borrower”) (the Canadian Borrower, together with the U.S. Borrowers, being collectively referred to as the “Borrowers”), the several banks and other financial institutions or entities from time to time parties to this Agreement which extend a Commitment to the U.S. Borrowers (the “U.S. Lenders”), the several banks and other financial institutions or entities from time to time parties to this Agreement which extend a Commitment to the Canadian Borrower (the “Canadian Lenders” and, together with the U.S. Lenders, the “Lenders”), GMAC COMMERCIAL FINANCE LLC, LASALLE BANK NATIONAL ASSOCIATION and US BANK NATIONAL ASSOCIATION, as documentation agents (in such capacity, the “Documentation Agents”), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”), CREDIT SUISSE, as administrative agent (in such capacity, the “Administrative Agent”) and CREDIT SUISSE, TORONTO BRANCH, as Canadian agent (in such capacity, the “Canadian Agent”).  Terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to Section 2.25 of the Credit Agreement, Borrower may from time to time request incremental Term Loans and related incremental Term Commitments in an aggregate amount not to exceed $100,000,000, subject to the terms and conditions set forth therein;

WHEREAS, the Borrowers hereby submit this request to the Administrative Agent that the effective date of the increase of Term Loans to which this Incremental Facility Amendment (defined below) relates be the date hereof, and that the amount of such increase be $15,000,000.

WHEREAS, Credit Suisse and the other Lenders listed on the signature pages hereto (the “Increasing Lenders”) have agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to make an incremental Term Loan (the “Incremental Term Loan”) and provide a related incremental Term Commitment (the “Incremental Term Commitment”) to Borrower in an amount of $15,000,000, the proceeds of which will be used to acquire all of the equity interests of The White Rubber Corporation (“White Rubber”) (the “Acquisition”) pursuant to a stock purchase agreement entered into between White Rubber, the stockholders of White Rubber and the Parent Borrower dated June 9, 2006 and to pay the costs and expenses related thereto; and

WHEREAS, pursuant to Section 2.25 of the Credit Agreement, amendments to the Credit Agreement that are required to give effect to increases in the Term Loans shall only require the consent of the Parent Borrower and the Administrative Agent.

NOW, THEREFORE:

SECTION 1.           Incremental Amendment.

(a)           This amendment (this “Incremental Facility Amendment”) is an amendment increasing the Term Loans referred to in Section 2.25 of the Credit Agreement, and Parent Borrower and the Increasing Lenders hereby agree and notify you that:

(i)   the total Incremental Term Commitment of the Increasing Lenders is $15,000,000; and

(ii)  subject to the satisfaction of the conditions to Borrowing under Section 5.2 of the Credit Agreement and to the satisfaction of the conditions set forth in clauses (A) through (C) below, the funding of the Incremental Term Loan will occur in one drawing upon the Parent Borrower’s request in accordance with Sections 2.1 and 5.2 of the Credit Agreement (provided that the Closing Date shall be the date hereof).  In the event that all or any portion of the Incremental Term Loan is not borrowed on or before the date hereof, the unborrowed portion of the Incremental Term Commitment shall automatically terminate on such date unless the Increasing Lenders shall agree to an extension.

(A)          no Event of Default shall have occurred and be continuing or occur as a result of the Incremental Term Loan;

(B)           the proceeds of the Incremental Term Loans will be used solely for Permitted Acquisitions and the costs and expenses related thereto;

(C)           on a pro forma basis, after giving effect to the making of the Incremental Term Loan and the use of proceeds, the Consolidated Senior Leverage Ratio does not exceed 3.25 to 1.00;

(D)          on a pro forma basis (as set forth in the definition of the term “Permitted Acquisition” in the Credit Agreement), the Borrowers are in compliance with Section 7.1 of the Credit Agreement; and

(E)           Parent Borrower shall have delivered to the Administrative Agent and Increasing Lenders an officer’s certificate, dated the date of borrowing, certifying satisfaction of the requirements of Section 2.25(a) of the Credit Agreement, including as described in clauses (A), (B), (C) and (D) above.

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(b)           Each of the Increasing Lenders and the Parent Borrower hereby agree that the Incremental Term Loan made pursuant to this Incremental Facility Amendment will be a Term Loan and any Lender with an outstanding Incremental Term Loan will be a Term Lender, in each case for any and all purposes under the Credit Agreement and (A) shall rank pari passu in right of payment and right of security in respect of the Collateral with the existing Term Loans and (B) shall have the same terms as Term Loans existing immediately prior to the effectiveness of this Incremental Facility Amendment.

(c)           The table set forth in Section 2.2 of the Credit Agreement is hereby amended by adding (i) to each quarterly installment from and including the fourth quarterly installment to and including the twenty-forth quarterly installment, $37,500 and (ii) to each quarterly installment from and including the twenty-fifth quarterly installment to and including the twenty-eighth quarterly installment, $3,553,125.

(d)           The Parent Borrower covenants and agrees that the proceeds of the Incremental Term Loan shall be used by the Parent Borrower for the Acquisition and to pay the costs and expenses related thereto.

SECTION 2.           Representations, Warranties and Covenants.  The Parent Borrower represents, warrants and covenants to the Administrative Agent and to the Increasing Lenders that:

(a)           this Incremental Facility Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of the Parent Borrower, enforceable against the Parent Borrower in accordance with its terms;

(b)           after giving effect to this Incremental Facility Amendment, the representations and warranties set forth in Section 4 of the Credit Agreement and the other Loan Documents will be true and correct with the same effect as if made on and as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), as supplemented by the updated schedules attached hereto as Exhibit A  with regard to the corresponding schedules, representations and warranties in the Credit Agreement; and

(c)           as applicable, (i) each of the conditions to requesting Incremental Term Loans set forth in clause (a) of Section 2.25 of the Credit Agreement that does not require funding of the Incremental Term Loans is satisfied on the date of entering into this Incremental Facility Amendment and (ii) each and all of the conditions to requesting Incremental Term Loans set forth in clause (a) of Section 2.25 of the Credit Agreement will be satisfied on the date of borrowing of the Incremental Term Loan.

SECTION 3.           Conditions to Effectiveness.  This Incremental Amendment shall become effective when:

(a)           the Administrative Agent shall have received counterparts of this Incremental Facility Amendment that, when taken together, bear the signatures of the Parent Borrower and the Increasing Lenders;

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(b)           the representations and warranties set forth in Section 2 hereof are true and correct (as set forth on an officer’s certificate delivered to the Administrative Agent and the Increasing Lenders); and

(c)           all fees and expenses required to be paid or reimbursed by the Parent Borrower pursuant to the Credit Agreement, including all invoiced fees and expenses of counsel to the Administrative Agent and Increasing Lenders shall have been paid or reimbursed, on or prior to effectiveness applicable.

SECTION 4.           Roles.  Credit Suisse shall act in the capacity as Sole Lead Arranger and Sole Bookrunner and Bank of America, N.A. shall act in the capacity as Syndication Agent with respect to this Incremental Facility Amendment, but in such capacity shall not have any obligations, duties or responsibilities, nor shall incur any liabilities, under this Incremental Facility Amendment or any other Loan Document.

SECTION 5.           Applicable Law.  THIS INCREMENTAL FACILITY AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  SECTION 10.16 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS INCREMENTAL FACILITY AMENDMENT.

SECTION 6.           Credit Agreement; Loan Document.  Except as expressly set forth herein, this Incremental Facility Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  For the avoidance of doubt, this Incremental Facility Amendment shall be deemed to be a “Loan Document” within the meaning of the Credit Agreement.

SECTION 7.           Counterparts.  This Incremental Facility Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.  Delivery of an executed counterpart of a signature page of this Incremental Facility Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Incremental Facility Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Facility Amendment to be duly executed by their authorized officers as of the date set forth above.

U.S. BORROWERS

NORCROSS SAFETY PRODUCTS L.L.C.

By: /s/ David F. Myers, Jr.
Name: David F. Myers, Jr.
Title:

.	NORTH SAFETY PRODUCTS INC

By: /s/ David F. Myers, Jr.
Name: David F. Myers, Jr.
Title:

MORNING PRIDE MANUFACTURING L.L.C.

By: /s/ David F. Myers, Jr .
Name: David F. Myers, Jr.
Title:

INCREASING LENDERS

CREDIT SUISSE, acting through its Cayman Islands Branch, as Increasing Lender

By: /s/ William O’ Daly
Name:William O’ Daly
Title: Director

By: /s/ Rianka Mohan
Name: Rianka Mohan
Title: Associate

[OTHER INCREASING LENDERS]

By:
Name:
Title:

[if a second signature is required by the institution named on this page:]

By:
Name:
Title:

CONSENTED TO:

CREDIT SUISSE, acting through its Cayman Islands Branch, as Administrative Agent

By: /s/ William O’Daly
Name: William O’ Daly
Title: Director

By: /s/ Rianka Mohan
Name: Rianka Mohan
Title: Associate